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                                    FORM 8-K

                                 CURRENT REPORT



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 2, 2000



COMMISSION          REGISTRANT; STATE OF INCORPORATION;           IRS EMPLOYER
FILE NUMBER            ADDRESS; AND TELEPHONE NUMBER           IDENTIFICATION NO
-----------         -----------------------------------        -----------------


1-9513                   CMS ENERGY CORPORATION                     38-2726431
                        (A MICHIGAN CORPORATION)
                     FAIRLANE PLAZA SOUTH, SUITE 1100
                         330 TOWN CENTER DRIVE
                      DEARBORN, MICHIGAN 48126
                            (313) 436-9261

1-5611                  CONSUMERS ENERGY COMPANY                    38-0442310
                        (A MICHIGAN CORPORATION)
                        212 WEST MICHIGAN AVENUE
                            JACKSON, MICHIGAN
                             (517) 788-1030



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ITEM 5.  OTHER EVENTS.


         On October 2, 2000, CMS Energy Corporation announced a financial plan to strengthen its balance sheet while maintaining its forecasted earnings per share for 2001. The Company intends to execute an initial public offering (IPO) of up to 50 percent of its ownership in its oil and gas exploration and production subsidiary, CMS Oil & Gas Company, in the first quarter of 2001. The anticipated proceeds will be used to reduce Company debt and will supplement the $1.4 billion asset sale program currently underway, of which almost $900 million is completed. In addition, the Company intends to accelerate the issuance of $300 million of CMS Energy common stock which had been planned for mid-year 2001.

         In March 1999, Consumers Energy Company, a Company subsidiary, signed a long-term power sales agreement to resell to PECO Energy Company its capacity and energy purchases under the Power Purchase Agreement (PPA) between Consumers and the Midland Cogeneration Venture Partnership until September 2007. Implementation of the agreement was contingent upon regulatory treatment satisfactory to Consumers. Since March 1999, Consumers engaged in proceedings before the Michigan Public Service Commission (MPSC) to secure satisfactory accounting and ratemaking approvals related to the PECO agreement. The last in a series of MPSC orders was issued in August 2000 refusing to grant Consumers' request. Consumers recently gave notice to PECO of its intention to terminate this long-term agreement at the end of the year as contemplated under the terms of the agreement. Due to uncertainties associated with electric industry restructuring legislation in Michigan, Consumers and PECO had entered into an interim arrangement for the sale of 125 MW of PPA capacity and associated energy to PECO during 2000. The completion of the interim arrangement will not effect the termination of the long-term agreement.

     This document is neither an offer to sell nor an offer to buy any of these securities. The offer is made only by a prospectus.

     This document contains "forward-looking statements" that are subject to risks and uncertainties. The words "anticipates", "believes", "estimates", "expects", "intends", and "plans", and variations of such words and similar expressions, are intended to identify forward looking statements. They should be read in conjunction with "Forward-Looking Statements Cautionary Factors" in CMS Energy's and Consumers' Form 10-K, Item 1 (incorporated by reference herein) that discusses important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          CMS ENERGY CORPORATION



Dated:  October 2, 2000                   By:  /s/ Alan M. Wright
                                               --------------------------------
                                                Alan M. Wright
                                                Senior Vice President and
                                                Chief Financial Officer


                                          CONSUMERS ENERGY COMPANY



Dated:     October 2, 2000                By:  /s/ Alan M. Wright
                                               --------------------------------
                                                Alan M. Wright
                                                Senior Vice President and
                                                Chief Financial Officer